DWS VARIABLE SERIES I

              SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 ----------------

                                 DWS Bond VIP

The portfolio's Board has approved the transition of Deutsche Asset Management's management of the high yield portion of the portfolio to Aberdeen Asset Management, Inc., the portfolio's subadvisor. This portion of the portfolio will be managed by the same portfolio management team currently responsible for the core bond and active fixed income portions of the portfolio.







               Please Retain This Supplement for Future Reference




                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group
August 3, 2006